                                                                                                           May 4, 2017

Dominion Midstream Partners Announces First-Quarter 2017 Earnings

•	Net Income attributable to the partnership of $52.2 million
•	Adjusted EBITDA of $75.4 million for first-quarter 2017
•	Management affirms targeted 22 percent annual distribution growth through 2020

RICHMOND, Va. – Dominion Midstream Partners, LP (NYSE: DM) reported unaudited net income attributable to the partnership of $52.2 million for the three months ended March 31, 2017.  Adjusted earnings before interest, income taxes, depreciation and amortization (Adjusted EBITDA) was $75.4 million, and distributable cash flow was $44.1 million for the quarter.

Dominion Midstream uses Adjusted EBITDA and distributable cash flow as the primary performance measurements of its earnings and results for public communications with analysts and investors.  Dominion Midstream also uses Adjusted EBITDA and distributable cash flow internally for budgeting, reporting to the Board of Directors and other purposes. Management believes Adjusted EBITDA and distributable cash flow provide a more meaningful representation of the partnership's financial performance and liquidity.   Schedules B and D of this press release include reconciliations to the most directly comparable GAAP measures.

QUARTERLY DISTRIBUTION
On April 21, 2017, the Board of Directors declared a quarterly distribution of $0.2740 per common and subordinated unit, payable on May 15, 2017, to such unitholders of record at the close of business May 5, 2017. This distribution represents a 5 percent increase over last quarter and supports our 22 percent annual distribution growth rate plan.

CONFERENCE CALL TODAY
Dominion Midstream and Dominion Resources will jointly host a first-quarter earnings conference call at 10 a.m. ET on Thursday, May 4, 2017.  Management will discuss its first-quarter financial results and other matters of interest to the financial community.

Domestic callers should dial (877) 410-5657.  International callers should dial (334) 323-9872.  The passcode for the conference call is "Dominion."  Participants should dial in 10 to 15 minutes prior to the scheduled start time.  Members of the media also are invited to listen.

A live webcast of the conference call, including accompanying slides, will be available on the partnership's investor information page at www.dommidstream.com/investors.

A replay of the conference call will be available beginning about 1 p.m. ET May 4, 2017 and lasting until 11 p.m. ET May 11, 2017.  Domestic callers may access the recording by dialing (877) 919-4059.  International callers should dial (334) 323-0140.  The PIN for the replay is 72622263.  Additionally, a replay of the webcast will be available on the investor information pages by the end of the day May 4, 2017.

ABOUT DOMINION MIDSTREAM
Dominion Midstream is a Delaware limited partnership formed by Dominion Resources, Inc., to grow a portfolio of natural gas terminaling, processing, storage, transportation and related assets.  It is headquartered in Richmond, Va. For more information about Dominion Midstream, visit its website at www.dommidstream.com.

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CONTACTS:     Media: Ryan Frazier, (804) 819-2521 or C.Ryan.Frazier@dom.com
                             Financial analysts: Kristy Babcock, (804) 819-2492 or Kristy.R.Babcock@dom.com

Dominion Midstream Partners, LP
Schedule A - Consolidated Statements of Income*
(Unaudited)

	Three Months Ended
		March 31,
	2017	2016
(millions, except per unit data)
Operating Revenue	$ 130.2	$ 83.0
Operating Expenses
Purchased gas	12.2	0.9
Other operations and maintenance	31.1	20.0
Depreciation and amortization	24.9	10.0
Other taxes	9.3	7.3
Total operating expenses	77.5	38.2
Income from operations	52.7	44.8
Earnings from equity method investees	8.0	6.4
Other income	1.3	0.5
Interest and related charges (benefit)	7.7	(0.1)
Net income including noncontrolling interest	$ 54.3	$ 51.8
Less: Net income attributable to noncontrolling interest	2.1	28.7
Net income attributable to partners	$ 52.2	$ 23.1

Net income attributable to partners' ownership interest
Preferred unitholders' interest in net income	$ 9.5	$ -
General partner's interest in net income	2.7	0.4
Common unitholders' interest in net income	27.1	13.4
Subordinated unitholder's interest in net income	12.9	9.3

Net income per limited partner unit (basic)
Common units	$ 0.40	$ 0.29
Subordinated units	$ 0.40	$ 0.29
Net income per limited partner unit (diluted)
Common units	$ 0.37	$ 0.29
Subordinated units	$ 0.40	$ 0.29

* The notes contained in Dominion Midstream's most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

Dominion Midstream Partners, LP
Schedule B - Reconciliation of EBITDA and Adjusted EBITDA to Net Income*
(Unaudited)

The following table presents a reconciliation of EBITDA and Adjusted EBITDA to the most directly comparable GAAP financial measure for each period.

	Three Months Ended
		March 31,
	2017	2016
(millions)
Net income including noncontrolling interest	$ 54.3	$ 51.8
Add:
Depreciation and amortization	24.9	10.0
Interest and related charges (benefit)	7.7	(0.1)
EBITDA	$ 86.9	$ 61.7
Distributions from equity method investees	7.0	5.8
Less:
Earnings from equity method investees	8.0	6.4
EBITDA attributable to noncontrolling interest	10.5	36.2
Adjusted EBITDA	$ 75.4	$ 24.9

* The notes contained in Dominion Midstream's most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

Dominion Midstream Partners, LP
Schedule C - Summary of Consolidated Statements of Cash Flows*
(Unaudited)

	Three Months Ended
		March 31,
	2017	2016
(millions)
Cash flows from operating activities:
Net income including noncontrolling interest	$ 54.3	$ 51.8
Adjustments to reconcile net income including noncontrolling interest to net cash provided by operating activities	56.0	16.7
Net cash provided by operating activities	$ 110.3	$ 68.5

Net cash used in investing activities	$ (361.8)	$ (299.8)

Net cash provided by financing activities	$ 303.0	$ 231.7

Cash and cash equivalents at beginning of period	39.6	35.0
Cash and cash equivalents at end of period	$ 91.1	$ 35.4

* The notes contained in Dominion Midstream's most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

Dominion Midstream Partners, LP
Schedule D - Reconciliation of Distributable Cash Flow to Net Cash from Operating Activities*
(Unaudited)

The following table presents a reconciliation of distributable cash flow to the most directly comparable GAAP financial measure for each period.

	Three Months Ended
		March 31,
	2017	2016
(millions)
Net cash provided by operating activities	$ 110.3	$ 68.5
Less:
Cash attributable to noncontrolling interest	18.8	40.7
Other changes in working capital and noncash adjustments	(16.4)	(2.9)
Equity method investee distributions included in investing activities	0.3	-
Adjusted EBITDA	$ 75.4	$ 24.9
Adjustments to cash:
Less: Distributions to preferred unitholders	(9.5)	-
Plus (less): Deferred revenue	(0.1)	2.0
Less: Amortization of regulatory liability	(0.7)	(0.7)
Less: Maintenance capital expenditures	(13.2)	(5.5)
Plus: Acquisition costs funded by Dominion	0.2	-
Less: Interest expense and AFUDC equity	(8.1)	(0.5)
Plus: Non-cash director compensation	0.1	0.1
Distributable cash flow	$ 44.1	$ 20.3

* The notes contained in Dominion Midstream's most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

HOW WE EVALUATE OUR OPERATIONS
Subsequent to the acquisition of Questar Pipeline, we define distributable cash flow as Adjusted EBITDA less distributions to preferred unitholders, maintenance capital expenditures and interest expense and adjusted for known timing differences between cash and income.

Dominion Midstream Partners, LP
Schedule E - Selected Financial Data*
(Unaudited)

	Three Months Ended
		March 31,
	2017	2016
(millions)

Adjusted EBITDA	$ 75.4	$ 24.9
Adjustments to cash:
Less: Distributions to preferred unitholders	(9.5)	-
Plus (less): Deferred revenue	(0.1)	2.0
Less: Amortization of regulatory liability	(0.7)	(0.7)
Less: Maintenance capital expenditures	(13.2)	(5.5)
Plus: Acquisition costs funded by Dominion	0.2	-
Less: Interest expense and AFUDC equity	(8.1)	(0.5)
Plus: Non-cash director compensation	0.1	0.1
Distributable Cash Flow	$ 44.1	$ 20.3

Distributions:
Incentive distribution rights	2.9	0.4
Common unitholders	18.4	10.3
Subordinated unitholder	8.8	7.1
Total distributions	$ 30.1	$ 17.8

Coverage Ratio	1.47x	1.14x

* The notes contained in Dominion Midstream's most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

See schedules B and D for reconciliations of non-GAAP measures.